UACSC 98-A
                    UNION ACCEPTANCE CORPORATION
                             (Servicer)
                        MONTH ENDING 3/31/98

PRINCIPAL BALANCE RECONCILIATION                                             D O L L A R S
                                                    CLASS A-1         CLASS A-2          CLASS A-3         CLASS A-4
                                                   -------------    -------------      -------------     -------------
Original Principal Balance                         28,825,000.00    74,725,000.00      45,200,000.00     51,000,000.00
Beginning Period Principal Balance                 28,825,000.00    74,725,000.00      45,200,000.00     51,000,000.00
Principal Collections - Scheduled Payments          2,764,699.59             0.00               0.00              0.00
Principal Collections - Payoffs                     5,686,830.63             0.00               0.00              0.00
Principal Withdrawal from Payahead                          0.00             0.00               0.00              0.00
Gross Principal Charge Offs                             3,140.81             0.00               0.00              0.00
Repurchases                                           108,425.11             0.00               0.00              0.00
                                                   -------------    -------------      -------------     -------------
Ending Balance                                     20,261,903.86    74,725,000.00      45,200,000.00     51,000,000.00
                                                   =============    =============      =============     =============


Certificate Factor                                     0.7029281        1.0000000          1.0000000         1.0000000
Pass Through Rate                                         5.6111%          5.9200%            6.0500%           6.110%


PRINCIPAL BALANCE RECONCILIATION                                D O L L A R S                   NUMBERS
                                                        CLASS A-5        TOTAL CLASS A's
                                                      -------------       --------------         ------
Original Principal Balance                            29,188,158.83       228,938,158.83         15,924
Beginning Period Principal Balance                    29,188,158.83       228,938,158.83         15,924
Principal Collections - Scheduled Payments                     0.00         2,764,699.59
Principal Collections - Payoffs                                0.00         5,686,830.63            431
Principal Withdrawal from Payahead                             0.00                 0.00
Gross Principal Charge Offs                                    0.00             3,140.81
Repurchases                                                    0.00           108,425.11             23
                                                      -------------       --------------         ------
Ending Balance                                        29,188,158.83       220,375,062.69         15,470
                                                      =============       ==============         ======

Certificate Factor                                        1.0000000            0.9625965
Pass Through Rate                                             6.230%              5.9886%

CASH FLOW RECONCILIATION

Principal Wired                                             8,460,924.04
Interest Wired                                              1,520,549.27
Withdrawal from Payahead Account                                    0.00
Repurchases (Principal and Interest)                          110,483.74
Charge Off Recoveries                                            (265.16)
Interest Advances                                              20,463.33
Certificate Account Interest Earned                            16,193.28
Spread Account Withdrawal                                           0.00
Class A Policy Draw for Class I Interest                            0.00
Class A Policy Draw for Class A
     Principal or Interest                                          0.00
                                                          --------------
Total Cash Flow                                            10,128,348.50
                                                          ==============


TRUSTEE DISTRIBUTION  (4/08/98)

Total Cash Flow                                            10,128,348.50
Unrecovered Advances on Defaulted Receivables                       0.00
Servicing Fee (Due and Unpaid)                                      0.00
Interest to Class A-1 Certificateholders                      121,304.97
Interest to Class A-2 Certificateholders                      319,490.89
Interest to Class A-3 Certificateholders                      197,498.89
Interest to Class A-4 Certificateholders                      225,051.67
Interest to Class A-5 Certificateholders                      131,330.50
Interest to Class I Certificateholders                        204,963.93
Principal to Class A-1 Certificateholders                   8,563,096.14
Principal to Class A-2 Certificateholders                           0.00
Principal to Class A-3 Certificateholders                           0.00
Principal to Class A-4 Certificateholders                           0.00
Principal to Class A-5 Certificateholders                           0.00
Insurance Premium                                              29,190.94
Interest Advance Recoveries from Payments                           0.00
Unreimbursed draws on Class A's Ploicy
     for Class I Interest                                           0.00
Unreimbursed draws on Class A's Policy
     for Class A Principal or  Interest                             0.00
Deposit to Payahead                                            13,212.18
Certificate Account Interest to Servicer                       16,193.28
Payahead Account Interest to Servicer                               0.00
Excess                                                        307,015.11
                                                          --------------
Net Cash                                                            0.00
                                                          ==============


Servicing Fee Retained from Interest Collections              127,187.87

SPREAD ACCOUNT RECONCILIATION


Original Balance                                            2,289,381.59
Beginning Balance                                           2,289,381.59
Trustee Distribution of Excess                                307,015.11
Interest Earned                                                 6,538.37
Spread Account Draws                                                0.00
Reimbursement for Prior Spread Account Draws                        0.00
Distribution of Funds to Servicer                                   0.00
                                                          --------------
Ending Balance                                              2,602,935.07
                                                          ==============

Required Balance                                            2,861,726.99



FIRST LOSS PROTECTION AMOUNT RECONCILIATION


Original Balance                                           14,880,980.32
Beginning Balance                                          14,880,980.32
Reduction Due to Spread Account                            (2,602,935.07)
Reduction Due to Principal Reduction                         (556,601.25)
                                                          --------------
Ending Balance                                             11,721,444.00
                                                          ==============

First Loss Protection Required Amount                      11,721,444.00
First Loss Protection Fee %                                         2.00%
First Loss Protection Fee                                      20,815.98



POLICY RECONCILIATION


Original Balance                                          228,938,158.83
Beginning Balance                                         228,938,158.83
Draws                                                               0.00
Reimbursement of Prior Draws                                        0.00
                                                          --------------
Ending Balance                                            228,938,158.83
                                                          ==============

Adjusted Ending Balance Based
     Upon Required Balance                                219,098,956.33
                                                          ==============
Required Balance                                          219,098,956.33


PAYAHEAD RECONCILIATION


Beginning Balance                                                   0.00
Deposit                                                        13,212.18
Payahead Interest                                                   0.00
Withdrawal                                                          0.00
                                                          --------------
Ending Balance                                                 13,212.18
                                                          ==============

CURRENT DELINQUENCY
                                                    GROSS
  # PAYMENTS DELINQUENT              NUMBER        BALANCE        PRINCIPAL      INTEREST
  ---------------------              ------        -------        ---------      --------
1 Payment                              105      1,295,582.66      14,911.54     19,109.54
2 Payments                               3         46,890.34         535.06      1,430.90
3 Payments                               0              0.00           0.00          0.00
                                       ---      ------------      ---------     ---------
Total                                  108      1,342,473.00      15,446.60     20,540.44
                                       ===      ============      =========     =========

Percent Delinquent                   0.698%         0.609%



DELINQUENCY RATE (60+)
                                                          RECEIVABLE
                                       END OF PERIOD      DELINQUENCY
   PERIOD              BALANCE         POOL BALANCE          RATE
---------------       ---------       --------------      -----------
Current               46,890.34       220,375,062.69         0.02%
1st Previous               0.00                 0.00         0.00%
2nd Previous               0.00                 0.00         0.00%


NET LOSS RATE

                                                                                                   DEFAULTED
                                                              LIQUIDATION          AVERAGE          NET LOSS
   PERIOD                                    BALANCE           PROCEEDS         POOL BALANCE      (ANNUALIZED)
   ------                                    -------           --------         ------------      ------------
Current                                     3,140.81           (265.16)       224,656,610.76           0.02%
1st Previous                                    0.00              0.00                  0.00           0.00%
2nd Previous                                    0.00              0.00                  0.00           0.00%

Gross Cumulative Charge Offs                3,140.81                      Net Cumulative Loss Percentage
Gross Liquidation Proceeds                   (265.16)                                                  0.00%
Number of Repossessions                            0
Number of Inventoried Autos EOM                    0

EXCESS YIELD TRIGGER
                                                        EXCESS YIELD
                      EXCESS       END OF PERIOD         PERCENTAGE
   PERIOD             YIELD        POOL BALANCE         (ANNUALIZED)
-------------       ----------    --------------        ------------
Current             320,227.29    220,375,062.69            1.74%
1st Previous              0.00              0.00            0.00%
2nd Previous              0.00              0.00            0.00%
3rd Previous
4th Previous
5th Previous


                                 CURRENT
                                  LEVEL          TRIGGER        STATUS
                                  -----          -------        ------
Six Month Average Excess Yield     N/A            1.50%           N/A

Trigger Hit in Current or any Previous Month                       NO


DATE: 4/6/98                                            /s/ Nancy Meltabarger
                                                        ------------------------
                                                           NANCY MELTABARGER
                                                        ASSISTANT VICE PRESIDENT